UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2013

Constant Contact, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33707	04-3285398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 472-8100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

At the annual meeting of stockholders of Constant Contact, Inc. (the “Company”) held on May 22, 2013 (the “2013 Annual Meeting”), there were 26,742,888 shares of the Company’s common stock represented in person or by proxy, constituting 87.11% of the shares of the Company’s common stock issued and outstanding and entitled to vote at the 2013 Annual Meeting, and the Company’s stockholders voted upon the following proposals:

1. The following nominees were elected to the Company’s board of directors as Class III directors for terms expiring at the 2016 annual meeting of stockholders.

	For	Withheld	Broker Non-Votes
Robert P. Badavas	23,020,419	301,787	3,420,682
Gail F. Goodman	22,758,585	563,621	3,420,682
William S. Kaiser	23,017,332	304,874	3,420,682

Following the annual meeting, Thomas Anderson, Jay Herratti, and Sharon T. Rowlands, having terms expiring in 2014, and John Campbell and Daniel T. H. Nye, having terms expiring in 2015, continue as directors of the Company.

2. The amendment to the 2007 Employee Stock Purchase Plan was approved.

For:	23,228,038
Against:	54,513
Abstain:	39,655
Broker Non-Votes:	3,420,682

3. The selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2013 was ratified.

For:	26,684,643
Against:	18,327
Abstain:	39,918

4. A non-binding, advisory vote on the compensation of the Company’s named executive officers was approved.

For:	22,924,346
Against:	321,671
Abstain:	76,189
Broker Non-Votes:	3,420,682

Item 8.01. Other Events.

On May 21, 2013, while it was permissible under the applicable securities laws for executive officers of the Company to purchase and sell securities of the Company, the following executive officer entered into a binding trading plan (the “10b5-1 Plan”):

Name	Title	Maximum number of shares of common stock that may be sold under 10b5-1 Plan	Time period during which sales may occur under 10b5-1 Plan
Robert P. Nault	Vice President, General Counsel and Secretary	12,000	08/23/2013–12/31/2013

Pursuant to the 10b5-1 Plan, certain shares of the Company’s common stock held by Mr. Nault will be sold on a periodic basis without further direction from him in accordance with the terms and conditions set forth in the 10b5-1 Plan, which includes minimum sale price thresholds. Under the Company’s insider trading policy, trades will not occur under the 10b5-1 Plan until at least 90 days after the execution date of the 10b5-1 Plan. The 10b5-1 Plan is designed to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, and the Company’s insider trading policy. Transactions made pursuant to the 10b5-1 Plan will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission. Except as may be required by law, the Company does not undertake to report on specific Rule 10b5-1 plans of the Company’s officers or directors, nor to report modifications or terminations of such plans.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTANT CONTACT, INC.

Date: May 22, 2013	By:	/s/ Robert P. Nault
Robert P. Nault Vice President and General Counsel